ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:             January 1, 2002 - January 31, 2002
                               ----------------------------------

SETTLEMENT DATE:                 15-Feb-02
                               --------------

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. VIII and
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)  Beginning Aggregate Contract Principal Balance ................................................        $ 11,011,181.65
                                                                                                                  ---------------
     (b.)  Contract Principal Balance of all Collections allocable to Contracts ..........................        $    976,873.43
                                                                                                                  ---------------
     (c.)  Contract Principal Balance of Charged-Off Contracts ...........................................        $     61,263.41
                                                                                                                  ---------------
     (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date .......        $  9,973,044.81
                                                                                                                  ---------------

           BALANCES ON THIS SETTLEMENT DATE

     (d.)  Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)         0.0799143 .......................................        $  7,901,617.61
                                                         ---------                                                ---------------
     (e1.) Ending Class A-1 Principal Balance            0.0000000                        $           --
                                                         ---------                        --------------
     (e2.) Ending Class A-2 Principal Balance            0.0000000                        $           --
                                                         ---------                        --------------
     (e3.) Ending Class A-3 Principal Balance            0.8365299                        $ 7,901,617.61
                                                         ---------                        --------------
     (f.)  Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)         0.1785714 .......................................        $  2,071,427.21
                                                         ---------                                                ---------------


II.  COMPLIANCE RATIOS

     (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts .................................        $ 10,629,786.77
                                                                                                                  ---------------

     (b.)  CBR of Contracts 1 - 30 days delinquent .......................................................        $  1,208,561.18
                                                                                                                  ---------------
     (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date ......................                  11.37%
                                                                                                                  ---------------

     (d.)  CBR of Contracts 31 - 60 days delinquent ......................................................        $    401,098.34
                                                                                                                  ---------------
     (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date .....................                   3.77%
                                                                                                                  ---------------

     (f.)  CBR of Contracts 61 - 90 days delinquent ......................................................        $    314,718.98
                                                                                                                  ---------------
     (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation Date .....................                   2.96%
                                                                                                                  ---------------

     (h.)  CBR of Contracts > 91 days delinquent .........................................................        $    110,485.13
                                                                                                                  ---------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date .......................                   1.04%
                                                                                                                  ---------------

     (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date ..................                   7.77%
                                                                                                                  ---------------
     (j2.) Month 2:     Dec-01 ...........................................................................                   9.49%
                      ---------                                                                                   ---------------
     (j3.) Month 3:     Nov-01 ...........................................................................                   8.98%
                      ---------                                                                                   ---------------
     (j4.) Three month rolling average % of Delinquent Contracts 31 days or more .........................                   8.75%
                                                                                                                  ---------------


     (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360) ........................                   2.12%
                                                                                                                  ---------------
     (k2.) Month 2:     Dec-01 ...........................................................................                   7.99%
                      ---------                                                                                   ---------------
     (k3.) Month 3:     Nov-01 ...........................................................................                   1.20%
                      ---------                                                                                   ---------------
     (k4.) Three month rolling average % for Defaulted Contracts .........................................                   3.77%
                                                                                                                  ---------------

           Does the Cumulative Loss % exceed
     (l1.) The Loss Trigger Level % from Beginning Period to and including 12th Collection
           Period?  Y or N ...............................................................................               n/a
                                                                                                                  ---------------
     (l2.) The Loss Trigger Level % from 13th Collection Period to and including 24th Collection
           Period? Y or N ................................................................................               n/a
                                                                                                                  ---------------
     (l3.) The Loss Trigger Level % from 25th Collection Period and thereafter?   Y or N .................               NO
                                                                                                                  ---------------


     (m1.) Residual Realization for the related Collection Period ........................................                 132.89%
                                                                                                                  ---------------
     (m2.) Month 2:     Dec-01 ...........................................................................                 138.21%
                                                                                                                  ---------------
     (m3.) Month 3:     Nov-01 ...........................................................................                 127.38%
                                                                                                                  ---------------
     (m4.) Three month rolling average Residual Realization Ratio ........................................                 132.82%
                                                                                                                  ---------------

     (n.)  Does the three month rolling Residual Realization ratio exceed 100%   Y or N ..................               YES
                                                                                                                  ---------------


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
III. FLOW OF FUNDS
     (1.)  The amount on deposit in Available Funds ......................................................        $  1,452,127.98
                                                                                                                  ---------------
     (2.)  The prepayment amounts deposited, if any, by the Issuers' to the Collection Account for
           removal of defaulted contracts ................................................................        $            --
                                                                                                                  ---------------
     (3.)  Total deposits in the Collection Account to be used as available funds on this Payment Date ...        $  1,452,127.98
                                                                                                                  ---------------

     (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance .....................        $     57,916.31
                                                                                                                  ---------------
     (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts, if any ..........................        $      9,175.98
                                                                                                                  ---------------

           To Series 1999-1 Noteholders:
     (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period        $     50,980.34
                                                                                                                  ---------------
                      Interest on Class A-1 Notes ....................................     $         --
                                                                                           ------------
                      Interest on Class A-2 Notes ....................................     $         --
                                                                                           ------------
                      Interest on Class A-3 Notes ....................................     $  50,980.34
                                                                                           ------------
     (d.)  Interest on Class B Notes for the related period ..............................................        $     12,995.34
                                                                                                                  ---------------

     (e.)  To Series 1999-1 Noteholders:
           To Class A, the total applicable Principal Payment ............................................        $    964,528.91
                                                                                                                  ---------------
                      Principal Payment to Class A-1 Noteholders .....................     $         --
                                                                                           ------------
                      Principal Payment to Class A-2 Noteholders .....................     $         --
                                                                                           ------------
                      Principal Payment to Class A-3 Noteholders .....................     $ 964,528.91
                                                                                           ------------
           To Class B for applicable Principal Payment to the extent of the Class B Floor ................        $     73,607.93
                                                                                                                  ---------------


     (f.)  To the Reserve Account :
           The amount needed to increase the amount in the Reserve Account to the Required Reserve .......        $            --
                                                                                                                  ---------------


     (g.)  Upon the occurrence of a Residual Event         the lesser of:

           (A) the remaining Available Funds and .....................................     $         --
                                                                                           ------------
           (B) the aggregate amount of Residual Receipts included in Available Funds .     $         --
                                                                                           ------------
           To be deposited to the Residual Account .......................................................        $            --
                                                                                                                  ---------------

     (h.)  To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit in the
           Collection Account (the "Issuers' Interest") ..................................................        $    282,923.16
                                                                                                                  ---------------

IV.  SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection Period ...............        $    370,126.91
                                                                                                                  ---------------
     (b.)  Servicer Advances reimbursed during the Collection Period .....................................        $     23,490.79
                                                                                                                  ---------------
     (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date ...............................................................................        $     57,916.31
                                                                                                                  ---------------
     (d.)  Servicer Advances made during the related Collection Period ...................................        $            --
                                                                                                                  ---------------
     (e.)  Aggregate amount of Servicer Advances at the end of the Collection
           Period ........................................................................................        $    288,719.81
                                                                                                                  ---------------
     (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made .................................................................................        $            --
                                                                                                                  ---------------

V.   RESERVE ACCOUNT

     (a.)  Amount on deposit at the beginning of the related Collection Period ...........................        $  1,104,761.18
                                                                                                                  ---------------
     (b.)  Amount of interest earnings reinvested for the related Monthly Period .........................        $      1,802.33
                                                                                                                  ---------------
     (c.)  Amounts used to cover shortfalls, if any, for the related Collection Period ...................        $            --
                                                                                                                  ---------------
     (d.)  Amounts transferred from the Collection Account, if applicable ................................        $            --
                                                                                                                  ---------------
     (e.)  Balance remaining before calculating Required Reserve Amount ..................................        $  1,106,563.51
                                                                                                                  ---------------

     (f.)  Required Reserve Amount needed as of the related Collection Period ............................        $  1,104,761.18
                                                                                                                  ---------------

     (g1.) If (e) above is greater than (f), then excess amount to be transferred to the Series Obligors .        $      1,802.33
                                                                                                                  ---------------
     (g2.) If (e) is greater than (d), then amount of shortfall ..........................................
                                                                                                                  ---------------

     (h.)  Amounts on deposit at the end of the related Collection Period (e minus g1) ...................        $  1,104,761.18
                                                                                                                  ---------------

     (i.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
           as of the related Collection period? Y or N ...................................................              YES
                                                                                                                  ---------------


VI.  RESIDUAL ACCOUNT

     (a.)  Amount on deposit at the beginning of the related Collection Period ...........................        $            --
                                                                                                                  ---------------
     (b.)  Amounts transferred from the Collection Account ...............................................        $            --
                                                                                                                  ---------------
     (c.)  Amounts used to cover shortfalls for the related Collection Period ............................        $            --
                                                                                                                  ---------------
     (d.)  Amount on deposit at the end of the related Collection Period .................................        $            --
                                                                                                                  ---------------
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
VII. ADVANCE PAYMENTS

     (a.) Beginning aggregate Advance Payments ...........................................................        $    172,802.97
                                                                                                                  ---------------
     (b.) Add:  Amount of Advance Payments collected during the related Collection Period ................        $    132,107.73
                                                                                                                  ---------------
     (c.) Add:  Investment earnings for the related  Collection Period ...................................        $            --
                                                                                                                  ---------------
     (d.) Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...................        $    139,131.99
                                                                                                                  ---------------
     (e.) Ending aggregate Advance Payments ..............................................................        $    165,778.71
                                                                                                                  ---------------




     ADVANTA BUSINESS SERVICES CORP., AS SERVICER

     BY:    /s/ Mark Shapiro

     TITLE: Asst Treasurer
            ----------------------

     DATE:  02/12/02
            ----------------------



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